SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               -------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  July 9, 2002
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                      FASTCOMM COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



          Virginia                    0-17168                     54-1289115
(State or Other Jurisdiction    (Commission File No.)           (IRS Employer
       of Corporation)                                       Identification No.)


                   45472 Holiday Drive, Dulles, Virginia 20166
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              (Address of principal executive officers) (Zip Code)



Registrant's telephone number, including area code:   (703) 318-7750



                                      NONE
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             (Former Name and Address, if Changed Since Last Report)


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ITEM  3.  Bankruptcy or Receivership

On May 3, 2002, FastComm filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act. The filing was made in the United States Bankruptcy Court, Eastern District of Virginia and assigned Case No. 02-82177.


ITEM 5. Other Events and Regulation FD Disclosure

Pursuant to a court order, the automatic stay of the Bankruptcy was lifted on July 3, 2002 and thereafter, a secured lender to the Registrant exercised its right to take possession of all of the tangible and intangible assets of the Company. The assets were transferred to a private company controlled by the secured lender.


ITEM 7.  Financial Statements and Exhibits

Exhibit No                                      Description
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99.1                                            Press release dated July 9, 2002





                                       2.

                                             FASTCOMM COMMUNICATIONS CORPORATION
                                             -----------------------------------
                                                 (Registrant)

July 9, 2002

                                             By: /s/ Mark H. Rafferty
                                                --------------------------------
                                                Name:   Mark H. Rafferty
                                                Title:  Vice President and
                                                        Chief Financial Officer




                                       3.